Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: July 31, 2005

Distribution Date Summary

	Initial	Begin	End	# days
Distribution Date			8/22/2005
Collection Period		7/1/2005	7/31/2005	31
Monthly Interest Period - Actual		7/20/2005	8/22/2005	33
Monthly Interest - Scheduled				30
Pool Balance	733,163,743.80	314,692,905.76	299,656,483.59	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	121,137,497.10	13,465,116.05	107,672,381.05	0.7130621
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	16,389,224.42	1,571,306.12	14,817,918.30	0.8084412

Total Securities	723,999,000.00	298,196,721.52	15,036,422.17	283,160,299.35	0.3911059

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	183,725.20	—	183,725.20	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	28,681.14	—	28,681.14	—

Total Securities		537,763.10	—	537,763.10	—

Available Collections

Principal Payments Received		14,823,976.69
Interest Payments Received		1,604,833.79
Receivables Repurchased during collection period - Principal	—	—
Receivables Repurchased during collection period - Interest		—
Recoveries on Defaulted Receivables		20,306.77

Total Available Collections		16,449,117.25

Reserve Account Transfer Amount		—

Total Available Funds		16,449,117.25

Summary of Distributions

Payment of Servicing Fee:	262,244.09
Payment of Class A Interest Amount:	509,081.95
First Priority Principal Distribution Amount:	—
Payment of Class B Monthly Interest:	28,681.14
Regular Principal Distribution Amount:	15,036,422.17
Payment to the Reserve Account to Maintain Specified Reserve Balance:	—

Remaining Available Funds (To the Holder(s) of the Certificates)	612,687.90

Release of excess reserve	127,327.28

Total Funds Remitted (To the Holder(s) of the Certificates)	740,015.17

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: July 31, 2005

Calculation of Servicing Fee
Beginning Pool Balance		314,692,905.76
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		262,244.09
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		262,244.09

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		183,725.20
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		509,081.95
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		509,081.95

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		16,186,873.16
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		509,081.95

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:
Beginning Class A Note Balance		281,807,497.10
Less: Ending Pool Balance		299,656,483.59

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		15,677,791.21
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due
Class B Note Interest Accrued		28,681.14
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		28,681.14

Calculation of Class B Interest Amount Paid
Available Collections After Servicing Fee, Class A Interest and First Priority Principal		15,677,791.21
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		28,681.14

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		298,196,721.52
Less:
Ending Pool Balance	299,656,483.59
Less: Target Overcollateralization Amount	(16,496,184.24)	283,160,299.35

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		15,036,422.17

Available Funds, before Reserve Account Draw		15,649,110.07
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		15,036,422.17

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: July 31, 2005

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	281,807,497.10
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	268,342,381.05

13,465,116.05

(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	283,160,299.35

(1,352,802.25)

Class A Principal Distribution Amount	13,465,116.05

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the
Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool
Balance and (y) the Target Overcollateralization Amount	1,571,306.12

Class B Principal Distribution Amount	1,571,306.12

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	15,649,110.07

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	13,465,116.05
(a) Class A-4 Notes	—
(ii) To the Class B Notes	1,571,306.12
(iii) To the Certificateholder	612,687.90

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	2,974,148.93
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	31,314,102.54

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount
Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	0.00
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account
Beginning Reserve Account Balance	2,517,543.25
Plus: Interest Accrued	7,035.90
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	2,524,579.15

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	2,397,251.87
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	127,327.28
Deposit of Excess Available Funds	—
Release of excess reserve	127,327.28

Ending Reserve Account Balance	2,397,251.87

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: July 31, 2005

	Initial	Current
POOL STATISTICS
Collateral Pool Balance Data:
Net Pool Balance	733,163,743.80	299,656,483.59
Number of Current Contracts	41,825	27,110
Weighted Average Loan Rate	6.4000%	6.3391%
Weighted Average Remaining Term (months)	56.6	35.0

	Units	Principal Balance
Net Loss Activity:
Principal Losses for Current Collection Period	29	212,445.48
Less: Recoveries from Prior Months Charge offs		20,306.77
Net Principal Losses for Current Collection Period		192,138.71
Monthly Net Loss Rate (Annualized)		0.7327%

Beginning Net Principal Losses	737	5,387,169.72
Net Principal Losses for Current Collection Period	29	192,138.71
Cumulative Net Principal Losses	766	5,579,308.43
Cumulative Net Principal Loss Rate		0.7610%

Receivables for which related Financed Vehicle has been repossessed and not liquidated	17	218,721.59

	Percentage $	Units	Outstanding Principal Balance
Delinquencies Aging Profile - End of Period:
Current	89.35%	24,579	267,738,744.54
1 - 29 Days Delinquent	8.87%	2,130	26,591,360.61
30 - 59 Days Delinquent	1.05%	240	3,136,903.70
60 - 89 Days Delinquent	0.42%	97	1,258,407.61
90 - 119 Days Delinquent	0.17%	37	500,159.77
120 - 149 Days Delinquent	0.05%	12	161,961.21
150 - 179 Days Delinquent	0.04%	7	116,083.03
180 + Days Delinquent	0.05%	8	152,863.12

Total		27,110	299,656,483.59

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of August, 2005.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President